Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)            ☐

THE BANK OF NEW YORK TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

RITE AID CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	23-1614034
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

112 Burleigh Avenue Norfolk, LLC

(Exact name of obligor as specified in its charter)

Virginia	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

1515 West State Street Boise, Idaho, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

1740 Associates, LLC

(Exact name of obligor as specified in its charter)

Michigan	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

3581 Carter Hill Road–Montgomery Corp.

(Exact name of obligor as specified in its charter)

Alabama	80-0052336
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

4042 Warrensville Center Road–Warrensville Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio	25-1820507
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

5277 Associates, Inc.

(Exact name of obligor as specified in its charter)

Washington	23-2940919
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

537 Elm Street Corporation

(Exact name of obligor as specified in its charter)

Rhode Island	23-2962033
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

5600 Superior Properties, Inc.

(Exact name of obligor as specified in its charter)

Ohio	80-0052337
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

657–659 Broad St. Corp.

(Exact name of obligor as specified in its charter)

New Jersey	80-0052338
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

764 South Broadway–Geneva, Ohio, LLC

(Exact name of obligor as specified in its charter)

Ohio	23-1974076
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Ann & Government Streets–Mobile, Alabama, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Apex Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-2413448
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Broadview and Wallings–Broadview Heights Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio	25-1814215
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Brooks Pharmacy, Inc.

(Exact name of obligor as specified in its charter)

Delaware	05-0620980
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Central Avenue & Main Street Petal-MS, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Eagle Managed Care Corp.

(Exact name of obligor as specified in its charter)

Delaware	25-1724201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Eckerd Corporation

(Exact name of obligor as specified in its charter)

Delaware	51-0378122
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Eckerd Fleet, Inc.

(Exact name of obligor as specified in its charter)

Florida	59-1935574
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

EDC Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

North Carolina	56-0596933
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

EDC Licensing, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-2833647
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Eighth and Water Streets–Urichsville, Ohio, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

England Street–Asheland Corporation

(Exact name of obligor as specified in its charter)

Virginia	80-0052343
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Fairground, LLC

(Exact name of obligor as specified in its charter)

Virginia	54-1849788
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

GDF, Inc.

(Exact name of obligor as specified in its charter)

Maryland	34-1343867
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Genovese Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

Delaware	11-1556812
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Gettysburg and Hoover–Dayton, Ohio, LLC

(Exact name of obligor as specified in its charter)

Ohio	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Harco, Inc.

(Exact name of obligor as specified in its charter)

Alabama	63-0522700
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

JCG (PJC) USA, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

JCG Holdings (USA), Inc.

(Exact name of obligor as specified in its charter)

Delaware	20-1147565
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Alabama Corporation

(Exact name of obligor as specified in its charter)

Alabama	72-1011085
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Louisiana Corporation

(Exact name of obligor as specified in its charter)

Louisiana	72-1043860
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Mississippi Corporation

(Exact name of obligor as specified in its charter)

Mississippi	72-0983482
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Services, Incorporated

(Exact name of obligor as specified in its charter)

Louisiana	72-1245171
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Tennessee Corporation

(Exact name of obligor as specified in its charter)

Tennessee	62-1444359
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B Texas Corporation

(Exact name of obligor as specified in its charter)

Texas	72-1010327
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

K&B, Incorporated

(Exact name of obligor as specified in its charter)

Delaware	51-0346254
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Keystone Centers, Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania	23-1730114
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Lakehurst and Broadway Corporation

(Exact name of obligor as specified in its charter)

New Jersey	23-2937947
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Maxi Drug North, Inc.

(Exact name of obligor as specified in its charter)

Delaware	05-0520884
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Maxi Drug South, L.P.

(Exact name of obligor as specified in its charter)

Delaware	05-0520885
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Maxi Drug, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-2960944
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Maxi Green, Inc.

(Exact name of obligor as specified in its charter)

Vermont	45-0515111
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Mayfield & Chillicothe Roads–Chesterland, LLC

(Exact name of obligor as specified in its charter)

Ohio	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

MC Woonsocket, Inc.

(Exact name of obligor as specified in its charter)

Rhode Island	05-0490941
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Munson & Andrews, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Name Rite, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Northline & Dix–Toledo–Southgate, LLC

(Exact name of obligor as specified in its charter)

Michigan	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

P.J.C. Distribution, Inc.

(Exact name of obligor as specified in its charter)

Delaware	22-3252604
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

P.J.C. of West Warwick, Inc.

(Exact name of obligor as specified in its charter)

Rhode Island	01-0573850
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

P.J.C. Realty Co., Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-2967938
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Patton Drive and Navy Boulevard Property Corporation

(Exact name of obligor as specified in its charter)

Florida	23-2870495
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PDS-1 Michigan, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-2935739
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Perry Distributors, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-1718545
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Perry Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-0947300
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Dorchester Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573791
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC East Lyme Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	20-4851871
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Haverhill Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573831
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Hermitage Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	51-0568284
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Hyde Park Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573796
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Lease Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	01-0573835
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Manchester Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573821
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Mansfield Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573814
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC New London Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	20-1151630
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC of Cranston, Inc.

(Exact name of obligor as specified in its charter)

Rhode Island	05-0481150
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC of East Providence, Inc.

(Exact name of obligor as specified in its charter)

Rhode Island	05-0481152
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC of Massachusetts, Inc.

(Exact name of obligor as specified in its charter)

Massachusetts	05-0481151
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC of Rhode Island, Inc.

(Exact name of obligor as specified in its charter)

Rhode Island	23-1979613
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC of Vermont, Inc.

(Exact name of obligor as specified in its charter)

Vermont	05-0498065
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Peterborough Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	20-1151661
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Providence Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	05-0541664
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Realty MA, Inc.

(Exact name of obligor as specified in its charter)

Massachusetts	02-0692817
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Realty N.E. LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573780
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Revere Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	01-0573818
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

PJC Special Realty Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	01-0573843
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Ram–Utica, Inc.

(Exact name of obligor as specified in its charter)

Michigan	80-0052329
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

RDS Detroit, Inc.

(Exact name of obligor as specified in its charter)

Michigan	35-1799950
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

READ’s Inc.

(Exact name of obligor as specified in its charter)

Maryland	80-0052330
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Drug Palace, Inc.

(Exact name of obligor as specified in its charter)

Delaware	23-2325476
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Hdqtrs. Corp.

(Exact name of obligor as specified in its charter)

Delaware	23-2308342
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Hdqtrs. Funding, Inc.

(Exact name of obligor as specified in its charter)

Delaware	75-3167335
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	19801
(Address of principal executive offices)	(Zip code)

Rite Aid of Alabama, Inc.

(Exact name of obligor as specified in its charter)

Alabama	23-2410761
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Connecticut, Inc.

(Exact name of obligor as specified in its charter)

Connecticut	23-1940645
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Delaware, Inc.

(Exact name of obligor as specified in its charter)

Delaware	23-1940646
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Florida, Inc.

(Exact name of obligor as specified in its charter)

Florida	23-2047226
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Georgia, Inc.

(Exact name of obligor as specified in its charter)

Georgia	23-2125551
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Illinois, Inc.

(Exact name of obligor as specified in its charter)

Illinois	23-2416666
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Indiana, Inc.

(Exact name of obligor as specified in its charter)

Indiana	23-2048778
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Kentucky, Inc.

(Exact name of obligor as specified in its charter)

Kentucky	23-2039291
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Maine, Inc.

(Exact name of obligor as specified in its charter)

Maine	01-0324725
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Maryland, Inc.

(Exact name of obligor as specified in its charter)

Maryland	23-1940941
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Massachusetts, Inc.

(Exact name of obligor as specified in its charter)

Massachusetts	23-1940647
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Michigan, Inc.

(Exact name of obligor as specified in its charter)

Michigan	38-0857390
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of New Hampshire, Inc.

(Exact name of obligor as specified in its charter)

New Hampshire	23-2008320
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of New Jersey, Inc.

(Exact name of obligor as specified in its charter)

New Jersey	23-1940648
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of New York, Inc.

(Exact name of obligor as specified in its charter)

New York	23-1940649
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of North Carolina, Inc.

(Exact name of obligor as specified in its charter)

North Carolina	23-1940650
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio	23-1940651
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Pennsylvania, Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania	23-1940652
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of South Carolina, Inc.

(Exact name of obligor as specified in its charter)

South Carolina	23-2047222
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Tennessee, Inc.

(Exact name of obligor as specified in its charter)

Tennessee	23-2047224
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Vermont, Inc.

(Exact name of obligor as specified in its charter)

Vermont	23-1940942
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Virginia, Inc.

(Exact name of obligor as specified in its charter)

Virginia	23-1940653
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of Washington, D.C., Inc.

(Exact name of obligor as specified in its charter)

Washington, DC	23-2461466
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid of West Virginia, Inc.

(Exact name of obligor as specified in its charter)

West Virginia	23-1940654
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Realty Corp.

(Exact name of obligor as specified in its charter)

Delaware	23-1725347
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Rome Distribution Center, Inc.

(Exact name of obligor as specified in its charter)

New York	23-1887836
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Services, LLC

(Exact name of obligor as specified in its charter)

Delaware	02-0655440
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Aid Transport, Inc.

(Exact name of obligor as specified in its charter)

Delaware	25-1793102
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Rite Fund, Inc.

(Exact name of obligor as specified in its charter)

Delaware	51-0273194
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	19801
(Address of principal executive offices)	(Zip code)

Rite Investments Corp.

(Exact name of obligor as specified in its charter)

Delaware	51-0273192
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	19801
(Address of principal executive offices)	(Zip code)

Rx Choice, Inc.

(Exact name of obligor as specified in its charter)

Delaware	25-1598207
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Seven Mile and Evergreen–Detroit, LLC

(Exact name of obligor as specified in its charter)

Michigan	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Silver Springs Road–Baltimore, Maryland/One, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Silver Springs Road–Baltimore, Maryland/Two, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

State & Fortification Streets–Jackson, Mississippi, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

State Street and Hill Road–Gerard, Ohio, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

The Jean Coutu Group (PJC) USA, Inc.

(Exact name of obligor as specified in its charter)

Delaware	04-2925810
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

The Lane Drug Company

(Exact name of obligor as specified in its charter)

Ohio	53-0125212
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Thrift Drug Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2605432
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Thrift Drug, Inc.

(Exact name of obligor as specified in its charter)

Delaware	22-2098063
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Thrifty Corporation

(Exact name of obligor as specified in its charter)

California	95-1297550
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Thrifty PayLess, Inc.

(Exact name of obligor as specified in its charter)

California	95-4391249
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Tyler and Sanders Roads-Birmingham, Alabama, LLC

(Exact name of obligor as specified in its charter)

Delaware	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

Senior Secured Debt Securities

(Title of the indenture securities)

1.                                      General information. Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.                                       A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.                                       The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 20th day of June, 2008.

THE BANK OF NEW YORK TRUST
COMPANY, N.A.

By:	/S/	M. CALLAHAN
Name:		M. CALLAHAN
Title:		VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business March 31, 2008, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,130
Interest-bearing balances	0
Securities:
Held-to-maturity securities	32
Available-for-sale securities	297,195
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	11,700
Securities purchased under agreements to resell	65,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	12,911
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Not applicable
Intangible assets:
Goodwill	871,685
Other intangible assets	293,863
Other assets	151,030
Total assets	$1,705,546

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LIABILITIES

Deposits:
In domestic offices	1,187
Noninterest-bearing	1,187
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	218,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	145,238
Total liabilities	365,116
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Retained earnings	214,719
Accumulated other comprehensive income	3,191
Other equity capital components	0
Total equity capital	1,340,430
Total liabilities, minority interest, and equity capital	1,705,546

I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz	)	Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, VP	)

2